STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Notes receivable from participants	$ 7,801,068	$ 7,434,641
Pending trade receivable	48,847	16,423
Total receivables	7,849,915	7,451,064
Investments
Investments at fair value	554,151,430	489,340,962
Investments at contract value	21,730,253	26,471,877
Total investments	575,881,683	515,812,839
Total assets	583,731,598	523,263,903
Liabilities	0	0
Net assets available for benefits	$ 583,731,598	$ 523,263,903